================================================================================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        _________________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 24, 2005



                                 Dillard's, Inc.
         ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                1-6140                                  71-0388071
----------------------------------------    ------------------------------------
       (Commission File Number)                      (I.R.S. Employer
                                                   Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                            72201
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (501) 376-5200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01    Regulation FD Disclosure.
             ------------------------

     On May 24, 2005, the registrant issued a press release announcing that the board of directors had authorized the Company to repurchase up to $200 million of its Class A Common Stock and announcing the declaration of a cash dividend. A copy of the press release is furnished as Exhibit 99.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

       99    Press Release dated May 24, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DILLARD'S, INC.



DATED: May 24, 2005                  By: /s/ James I. Freeman
       ------------                      --------------------
                                     Name:   James I. Freeman
                                     Title:  Senior Vice President & Chief
                                             Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

    99           Press Release dated May 24, 2005.